UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2025

AEN GROUP LTD.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-284102	61-2153082
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2614 35 Street SW, Calgary AB  Canada T3E 2Y2

(Address of Principal Executive Offices) (Zip Code)

(825) 994 3511

Registrant’s telephone number, including area code

___________________________________________________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firms

On October 9, 2025, the board of directors of AEN Group Ltd. (the “Company”), completed a process to determine the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026.  Following that process on October 9, 2025, the Company informed CT International LLP (“CT International”) of its dismissal as the Company’s independent registered public accounting firm for the 2025 fiscal year, effective immediately.

The reports of CT International on the Company’s consolidated financial statements for the two most recent fiscal years ended June 30, 2025 and June 30, 2024 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended June 30, 2025 and June 30, 2024, there were (1) no disagreements with CT International on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of CT International, would have caused CT International to make reference to the subject matter of the disagreements in connection with its reports, and (2) no reportable events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

The Company provided CT International with a copy of this Current Report on Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested that CT International furnish the Company with a letter addressed to the SEC stating whether or not CT International agrees with the above statements. The letter from CT International is filed with this Current Report on Form 8-K as Exhibit 16.1.

(b) Appointment of New Independent Registered Public Accounting Firm

On October 9, 2025, the board of directors approved the engagement of Mao & Ying LLP as the Company’s independent registered public accounting firm. The services provided by CT International will now be provided by Mao & Ying LLP. During the Company’s two most recent fiscal years, the Company has not consulted with Mao & Ying LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that Mao & Ying LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v).

Item 9.01	Financial Statements and Exhibits.
16.1	Letter from CT International LLP
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEN GROUP LTD.

Date: October 9, 2025	By:	/s/ Dandan Chen
Dandan Chen
Chief Executive Officer

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